UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report  (Date of earliest event reported)  March 2, 2006

SUPERIOR ESSEX INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50514	20-0282396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Interstate North Parkway, Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 657-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On March 2, 2006, Mr. Haymon, non-executive Chair of the Superior Essex Inc. board of directors, sold 3,500 shares of Superior Essex common stock to pay estimated federal taxes due with respect to shares of restricted stock granted to Mr. Haymon under the Company’s director compensation plans which vest in 2006, including 6,878 restricted shares vesting in January and 2,499 shares vesting later in the year. Such sales occurred at prices ranging from $25.65 to $25.704. Mr. Haymon has no current plans to dispose of shares not needed to pay taxes.

Item 9.01.                                          Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable:

(d)                                 Exhibit:

Exhibit Number	Description

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ESSEX INC.

Dated: March 3, 2006

	By:	/s/ David S. Aldridge
Name: David S. Aldridge
Title: Executive Vice President, Chief Financial Officer and Treasurer